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                                                                     EXHIBIT 21

                              LIST OF SUBSIDIARIES


             Entity                       Ownership/Partners          State of Formation
             ------                       ------------------          ------------------
Ambassador Apartments, L.P.        Ambassador Apartments, Inc.        Delaware

                                   The Prime Group, Inc.

                                   Prime Group Limited
                                   Partnership

                                   Richard F. Cavenaugh

                                   LG Trust

                                   David M. Glickman

                                   Adam D. Peterson

                                   Ambassador Group IV. L.P.

Ambassador Apartments Texas, Inc.  Ambassador Apartments, Inc.
                                   (100% Common Stock)                Delaware

Ambassador I, Inc.                 Ambassador Apartments , Inc.
                                   (100% Common Stock)                Delaware

Ambassador II, Inc.                Ambassador Apartments, Inc.
                                   (100% Common Stock)                Delaware

Ambassador Texas Partners, L.P.    Ambassador Apartments Texas, Inc.
                                   Ambassador Apartments , L.P.       Delaware

Ambassador IV, Inc.                Ambassador Apartments, Inc.
                                   (100% Common Stock)                Delaware

Ambassador V, Inc.                 Ambassador Apartments, Inc.
                                   (100% Common Stock)                Delaware

Ambassador VI, Inc.                Ambassador Apartments, Inc.
                                   (100% Common Stock)                Delaware

Ambassador VII, Inc.               Ambassador Apartments, Inc.
                                   (100% Common Stock)                Delaware

A.J. One, Inc.                     Ambassador Apartments, Inc.
                                   (100% Common Stock)                Delaware



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

               Entity                     Ownership/Partners           State of Formation
               ------                     -------------------          ------------------
                                      Ambassador Apartments, Inc.
A.J. Two, Inc.                        (100% Common Stock)              Delaware
                                      Ambassador Apartments, Inc.

Ambassador Florida Partners, Inc.     (100% Common Stock)              Delaware

Ambassador I Limited Partnership      Ambassador I, Inc.               Illinois
                                      Ambassador II, Inc.

Ambassador II Limited Partnership     Ambassador Apartments, L.P.      Texas
                                      Ambassador Texas, Inc.

Braesview Partnership                 Ambassador Texas Partners, L.P.  Texas

                                      Ambassador Texas, Inc.
Cape Cod Partnership                  Ambassador Texas Partners, L.P.  Texas

                                      Ambassador Texas, Inc.
Eagle's Nest Partnership              Ambassador Texas Partners, L.P.  Texas

                                      Ambassador Texas, Inc.
Mesa Ridge Partnership                Ambassador Texas Partners, L.P.  Texas

                                      Ambassador Texas, Inc.
LaJolla Partnership                   Ambassador Texas Partners, L.P.  Texas

                                      Ambassador Texas Partners, L.P.
Ambassador Aspen Limited Partnership  Ambassador Apartments L.P.       Texas

                                      AJ One, Inc.
AJ One Limited Partnership            Ambassador Apartments , L.P.     Delaware

                                      AJ Two, Inc.
AJ Two Limited Partnership            Ambassador Apartments , L.P.     Delaware

                                      Yugenkeisha Sekiyu
Jupiter I, L.P.                       AJ One Limited Partnership       Delaware

                                      Makito Maki
Jupiter II, L.P.                      AJ Two Limited Partnership       Delaware
                                      Ambassador Texas Partners, L.P.

Prime H.C. Limited Partnership        Ambassador Apartments , L.P.     Texas

                                      Ambassador Texas Partners, L.P.
Prime Crest, L.P.                     Ambassador Apartments , L.P.     Texas

                                      Ambassador Apartments, Inc.
Brookdale Lakes Partnership           Ambassador Apartments , L.P.     Illinois

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

               Entity                       Ownership/Partners         State of Formation
               ------                       ------------------         ------------------
                                      Ambassador Apartments , L.P.
                                      Williamsburg Group L.L.C.
Williamsburg Limited Partnership      Richard Curto                    Illinois

                                      Ambassador Apartments , L.P.
Brook Run Associates, L.P.            Kemper Realty Corp.              Illinois

Ambassador III Limited Partnership    Ambassador Texas, Inc.           Delaware
                                      Ambassador Texas Partners, L.P.

                                      Ambassador IV, Inc.
Ambassador IV Limited Partnership     Ambassador Apartments , L.P.     Delaware

                                      Ambassador V, Inc.
Ambassador V Limited Partnership      Ambassador Apartments , L.P.     Delaware

                                      Ambassador VI , Inc.
Ambassador VI Limited Partnership     Ambassador Apartments , L.P.     Delaware

                                      Jupiter II, L.P.
Ambassador VII Limited Partnership    Ambassador VII, Inc.             Delaware

Ambassador CRM Florida                Ambassador Florida Partners
Partners Limited Partnership          Limited Partnership              Delaware

                                      Ambassador Apartments, L.P.

                                      Ambassador Apartments, L.P.
G.P. Municipal Holdings, LLC          Triton Financial Group, Inc.     Delaware

                                      Ambassador Florida Partners,
Ambassador Florida Partners Limited   Inc. Ambassador Apartments,
Partnership                           L.P.                             Delaware

                                      G.P. Municipal Holdings, LLC
TEB Municipal Trust I                 Bank One Akron, N.A.

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